Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events
31.	Subsequent events
Redemption of
non-controlling
interest
On January 31, 2022, we redeemed the
non-controlling
interest in Koin for $3,200. The amount is payable in eight equal consecutive installments ending on August 31, 2022. As of the date of these consolidated financial statements, we paid four installments amounting to $1,600. We account for changes in ownership interests that do not result in loss of control as equity transactions. Any difference between the amount of the non-controlling
interest and the fair value of the consideration paid is recognized directly in equity and attributed to the parent.
Agreement to acquire an interest in Stays Brasil Tecnologia e Informática Ltda. (“Stays”)
On January 13, 2022, we reached an agreement to acquire a 51% ownership interest in Stays, Brazil’s leading vacation rental channel manager for a total purchase price of Reais 15,650,000 (equivalent to approximately $3,100). Stays is also a preferred integration partner of alternative accommodations for leading international booking platforms. The closing of the acquisition is subject to customary closing conditions. We expect closing of the transaction during the second quarter of 2022.
Payment of dividends to preferred shareholders
On March
25
, 2022, we paid $15,375 of accumulated dividends to our Series A preferred shareholders and $493 of accumulated dividends to our Series B preferred shareholders.